VANGUARD/
WINDSOR FUND

Semiannual Report
April 30, 1997




[THE VANGUARD GROUP LOGO]

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.



                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       3


                                  Report From
                                  The Adviser

                                       5


                                  Performance
                                    Summary

                                       7


                                   Financial
                                   Statements

                                       8


                                 Directors And
                                    Officers

                               INSIDE BACK COVER







                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,


     The rollicking bull market for large-capitalization stocks continued during the six months ended April 30, 1997, the first half of Windsor Fund's 1997 fiscal year. Your Fund achieved a return of +13.6% in the period, a result that was satisfying not only on an absolute basis, but also relative to mutual funds with comparable objectives.

     The following table compares Windsor's total return (capital change plus reinvested dividends) for the period with those of the average value (growth and income) mutual fund and the unmanaged Standard & Poor's 500 Composite Stock Price Index, which is dominated by large-cap stocks.

     The Fund's return is based on an increase in net asset value from $16.99 per share on October 31, 1996, to $17.66 per share on April 30, 1997, with the latter figure adjusted for our semiannual dividend of $0.21 per share paid from net investment income and distributions totaling $1.33 per share from net realized capital gains. Both payments were made on December 16, 1996.

----------------------------------------------------------------------------
                                                              TOTAL RETURN
                                                            SIX MONTHS ENDED
                                                             APRIL 30, 1997
----------------------------------------------------------------------------
Vanguard/Windsor Fund                                            +13.6%
----------------------------------------------------------------------------
Average Value Fund                                               +10.8%
----------------------------------------------------------------------------
S&P 500 Index                                                    +14.7%
----------------------------------------------------------------------------

THE PERIOD IN REVIEW

A nearly ideal climate for common stocks--strong economic growth, rising corporate profits, and relatively low inflation--prevailed during the six months. Yet the stock market's robust advance was bumpy and not all sectors went along for the ride. Volatility was particularly manifest in the market's decline of nearly 10% during the seven weeks following February 18, when the S&P 500 Index reached a record high. To the surprise of some observers, however, the drop was quickly aborted, and nearly all of the lost ground was retraced during the final three weeks of the period.

     Jitters about interest rates and inflation were the apparent causes of the brief slide. Although the Federal Reserve Board raised its target for short-term interest rates by a quarter-point to 5.50% on March 25, interest rates on balance were up only slightly during the six months (by amounts ranging from 0.08% on 90-day U.S. Treasury bills to roughly 0.30% for 10-year and 30-year Treasuries). The stock market's rebound late in the period stemmed from a combination of factors, including strong earnings reports by many key companies, a lessening of inflation fears, and an easing in market interest rates. Whatever their causes, the price fluctuations served as a clear reminder of the volatility that is very much a part of investing in stocks.

     Windsor Fund gave a good account of itself during the period. While the Fund's return trailed the +14.7% gain in the S&P 500 Index by 1.1 percentage points, we regard that as a satisfactory result, given the market's tilt toward the largest-capitalization growth stocks. One indication of the bias toward large-cap stocks during the period is that the return on the S&P 500 Index was nearly 14 percentage points higher than the scant +1.0% return on the rest of the stock market (as represented by the Wilshire 4500 Equity Index). The fact that the average market capitalization of Windsor's holdings ($7.1 billion) was well below that of the S&P 500 Index ($28.7 billion) accounted for part of our tiny shortfall.

     Windsor Fund's emphasis on value stocks--those with relatively low prices in relation to earnings, dividends, and book value--accounted for the remainder. The Index is made up of both value and growth stocks, and during the six months, its growth component provided a +17.5% return, well ahead of the +11.8% return for its value component. Returns on these two components have been similar over long periods, but have often diverged over shorter periods. While Windsor held no consumer-staples stocks, one of the period's best-performing sectors and a significant segment in the growth component of the Index, it compensated with an excellent selection of stocks in the technology, producer-durables, and financial-services sectors.

     Our significant edge of 2.8 percentage points over the average competing fund during the six months stemmed from good stock selection, aided by Windsor Fund's expense advantage (our expenses amounted to 0.31% of average net assets in fiscal 1996 versus 1.23% for the average value fund).

IN SUMMARY

The sizable, sudden fluctuations in the stock market during the first half of our fiscal year reinforced the two key messages that we have repeatedly stressed in these Reports to you.

     The first message, of course, concerns the importance of holding a balanced portfolio of stock funds, bond funds, and money market funds in proportions appropriate to your financial situation, tolerance for risk, and investment objectives. By making it easier to ride out episodes of market volatility, a balanced portfolio helps investors to adhere to our second message: Always "stay the course" toward your long-term investment goals.



/s/ JOHN C. BOGLE                                         /s/ JOHN J. BRENNAN

John C. Bogle                                             John J. Brennan
Chairman of the Board                                     President

May 14, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1997

U.S. EQUITY MARKETS

The U.S. stock market continued to perform solidly over the six months, reflecting a confidence based on moderate economic growth, quiescent inflation, and solid increases in corporate profits. While concern grew among some investors that continued economic expansion could lead to higher inflation, as of the period's end there was no confirmed sign that inflation had increased. The inflation fears nonetheless led to an erratic upward drift in interest rates amid the ongoing strong returns from domestic equities.

       Those strong returns have, however, been concentrated in the shares of large companies. The Standard & Poor's 500 Composite Stock Price Index, for example, gained 14.7% over the six-month period, compared to a meager 1.6% gain for the Russell 2000 Index. In April alone, the S&P 500 Index beat the Russell 2000 Index by 5.7% (6.0% versus 0.3%). Larger companies have outperformed their smaller-capitalization counterparts fairly consistently since the end of 1993. There are a variety of theories as to why, including better earnings growth, greater productivity, and fewer negative earnings surprises.

----------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                PERIODS ENDED APRIL 30, 1997
                                          ----------------------------------------
                                           6 MONTHS      1 YEAR         5 YEARS*
----------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                             14.7%         25.1%           17.1%
   Russell 2000 Index                         1.6           0.1            13.7
   MSCI-EAFE Index                            1.7          -0.6            10.9
----------------------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index                1.7%          7.1%            7.4%
   Lehman 10-Year Municipal
     Bond Index                               2.3           6.4             7.5
   Salomon 90-Day U.S. Treasury Bills         2.6           5.2             4.5
----------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.2%          2.5%            2.8%
----------------------------------------------------------------------------------

*Average annual.

   The recent gap in performance between large and small is particularly noticeable in two sectors: technology and health care. Over the past six months, technology issues in the S&P 500 Index have gained 26.3% while those in the Russell 2000 Index have dropped -11.9%. In health care, the S&P's holdings gained 17.6%, compared to a decline of -6.8% in the Russell 2000 Index. Within these sectors, the larger companies' dominant products and the predictable earnings they generate appear to be the primary difference.

   Financial-services firms, by contrast, have generally fared well regardless of size, with gains of 16.9% in the S&P 500 Index and 12.2% in the Russell 2000 Index since October. The strength of the economy, which helps to keep bad-debt levels at a minimum, and the overall growth of consumer credit have helped these stocks greatly.

U.S. FIXED-INCOME MARKETS

The erratic rise in interest rates during the past six months reflected rising and falling expectations regarding economic growth and inflation. During November, investors seemed to expect a slowing of growth, and the 10-year U.S. Treasury's yield declined from 6.38% to 6.04%. The same note's yield then rose to 6.67% in late January, riding a perception that growth was markedly stronger than analysts had expected. Then the pattern repeated itself, with the 10-year's rate falling to 6.26% in mid-February and rising to 6.90% at the end of March. In April, the consensus seemed to be shifting again, with the 10-year Treasury yield falling to 6.72%.

     There is a simple explanation for this interest rate seesaw. Many investors consider it a paradox that the economy has continued to expand at a robust pace accompanied by strong job growth and low unemployment--but no increase in inflation. Bond investors have therefore been particularly sensitive to economic reports that might reveal inflation to be creeping up at last. The data have been variable, tilting the consensus back and forth between expectations of higher or continued stable inflation rates. The most recent releases depict an exceptionally strong economy. For example, the U.S. economy expanded at a 5.6% rate in the first quarter with no inflationary pressures (e.g., declining producer prices and an increase of only 2.5% in employment costs).

     The net result for bond investors has been mediocre returns. The 1.7% generated by the Lehman Brothers Aggregate Bond Index over the past six months, for example, consists of an income return of 3.4% and a capital decline of -1.7%, reflecting the modest increase in interest rates. During this period, investors who favored shorter-maturity and higher-quality issues achieved somewhat better returns. Mortgage-backed securities performed well on a relative basis, as higher rates led to fewer mortgage refinancings. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

With the dollar strengthening by 10% to 16% against most major currencies, U.S. investors who held foreign equities faced a headwind during the past six months. (The major exception was the pound sterling, which was effectively unchanged against the dollar.) The Morgan Stanley Capital International-Europe, Australasia, Far East Index gained 1.7% in dollar terms, while in local terms the return was 11.2%. Those who favored Europe over the Pacific region did not feel the pain as much, due to the strong (23.1%) return generated by the local markets. For U.S. investors, European markets provided 11.9%. The strength of the European markets can be attributed to several factors, including (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

     Investors with a focus in the Pacific markets were less fortunate, as illustrated by the weak Japanese market, which fell -3.2% (a -13.2% drop for dollar-based investors). Despite positive news, including reports of growth in exports, lower inventories, and higher industrial production, the focus in the Japanese market has been the poor quality of many banks' balance sheets and the likely effects of an increase in the consumption tax. However, according to some observers, the level of economic activity seems to be improving now in Japan.

[PHOTO]

REPORT FROM THE ADVISER


     The market has gone on a dizzying round trip in the first four months of 1997. After breaking out of the gate with a 10% jump in the first month and a half, the S&P 500 had given up all of this by mid-April, only to then go on a 13% tear in the subsequent three to four weeks. We were net sellers in the first advance, letting our invested ratio decline from 92% at the beginning of the year to 89%, then put virtually all of our cash to work during the downdraft. We were again net sellers into the second period of market enthusiasm, and our invested ratio is presently 94%. This is relative to our continuing commitment to be at least 95% invested by mid-1997, and then stay at least 95-100%, i.e., essentially fully invested, beyond that point, as discussed in last year's annual report.

     We were sellers of banks and technology stocks in the early part of 1997, then bought them back when both groups led the market downturn. Other significant purchases this year include Caterpillar, Rhone-Poulenc Rorer, General Instrument, Goodyear, cable TV stocks, and electric utilities, all new, as well as additions to our airline and Case positions. Other significant sales included Nokia and Ahmanson, which had achieved our objectives, Morgan Stanley, after its announced merger with Dean Witter Discover, plus reductions in our oil and auto holdings. We are concerned that there may be a further decline in oil prices to maybe $16 per barrel, and re: the autos, light truck profitability has declined much faster than we had earlier expected. The major concentrations in the portfolio at April 30 were in banks and other financial services (19% versus 15% for the S&P 500), technology (12%, 14%), basic materials (18%, 5%), and energy (9% each). Other notable concentrations include 5-6% positions each in airlines, "ag" (farm equipment and fertilizer), communication services (cable and long distance telephones), health care (HMO's and life science companies), and in autos, still.

     After beating the S&P 500 in calendar 1996, +26.4% versus +23%, we are trailing by over two points for the first four months of calendar 1997, +6.4% versus +8.8%. As recently as April 11, we were nearly a point ahead, but in the interim, the market rocketed ahead nearly 9% in just 13 sessions, and left us in its dust. This is consistent with the pattern we have seen for some months now, that is, when the S&P 500 goes on these tears, it is led by its largest caps, presumably as folks who are looking to put money to work quickly, look to these most liquid names. As we only own 12 of the 100 largest caps in the S&P 500--because the other 88 are rather fully valued--we get left behind in such periods of burst in the market, but then when the market later digests these gains, our stocks tend to catch up, and we have seen this to some extent so far in May. Compared to the average Lipper growth and income fund, after beating it by 5.7 percentage points in calendar 1996, we are 1.7 percentage points ahead through April 30 this year.

     The S&P 500's 13% advance since mid-April is on the back of some very good recent economic news. On an annual rate basis, first-quarter employment costs actually decelerated to +2.5%, productivity accelerated to

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing common stocks that are generally misunderstood, out of favor, or undervalued by fundamental measures such as price/earnings ratio or dividend yield. The adviser will concentrate a large portion of the Fund's assets in those securities it believes offer the best return potential.

+2%, and unit labor costs, using the employment cost data, were up only 0.5% in the first quarter, and +1.7% year to year. So this all-important inflation indicator, unit-labor costs, is behaving very well this far into an economic expansion, and especially given very strong fourth quarter 1996/first quarter 1997 real GDP growth of 3.8%/5.6%. The market has been, not surprisingly, impressed. The rub, though, is that the current unemployment rate of about 5% is about as low as it gets, and if consumer spending grows in line with present real disposable personal income growth of over 4%, let alone the 6% we saw in the first quarter, it would seem almost axiomatic that wage inflation accelerates from here. It will be difficult, though not impossible, for productivity to accelerate further to contain this pressure. If it does not, unit labor costs will also accelerate, with negative implications for interest rates and/or corporate profits, and, in either case, the stock market--especially with the market P/E as stretched as it is at this time. Our guess is that the S&P 500 will have a hard time holding onto its gains so far this year, and might even finish only even for the year as a whole, our original guess.

   Our goal, as it has always been, is to provide you with an out of the ordinary return, i.e., to beat the S&P 500 by a significant margin. Given this goal, it is not surprising that our portfolio is very different from the S&P--you can't be the S&P and still try to beat it. As mentioned, we own only 12 of its largest stocks, which represent over 65% of its total value. Consumer staples--soft drinks, food, household products, etc.--total about 16% of the S&P, but are zero in our portfolio, because they are not undervalued, in our view. Our weighted average and median cap are substantially less than the S&P, and other very large equity funds, for that matter. Most importantly, our price/earnings ratio is only about two-thirds of the market multiple, with a competitive, in our view, total return--projected earnings growth and yield. It is this edge that gives us confidence that the portfolio is undervalued, even at a point in time when the 500 particular stocks in the Index look on the high side.

Charles T. Freeman, Portfolio Manager
Wellington Management Company, LLP

May 20, 1997

PERFORMANCE SUMMARY


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.


WINDSOR FUND
TOTAL INVESTMENT RETURNS: OCTOBER 31, 1976-APRIL 30, 1997
------------------------------------------------------------
                       WINDSOR FUND                S&P 500
FISCAL      CAPITAL       INCOME       TOTAL        TOTAL
YEAR        RETURN        RETURN       RETURN      RETURN
------------------------------------------------------------
1977           3.8%        4.3%         8.1%         -6.1%
1978           6.2         5.0         11.2           6.3
1979          13.5         6.0         19.5          15.3
1980          17.2         7.0         24.2          32.1
1981          11.1         6.9         18.0           0.6
1982          14.2         7.0         21.2          16.3
1983          25.3         7.3         32.6          27.8
1984           9.6         6.9         16.5           6.3
1985          16.6         6.7         23.3          19.4
1986          22.8         6.5         29.3          33.2
1987           2.7         1.9          4.6           6.4
1988          18.9%        8.1%        27.0%         14.8%
1989          11.9         5.2         17.1          26.4
1990         -31.8         3.9        -27.9          -7.5
1991          35.7         9.0         44.7          33.5
1992           4.3         5.0          9.3          10.0
1993          24.6         3.7         28.3          14.9
1994           3.7         2.6          6.3           3.9
1995          14.2         3.6         17.8          26.4
1996          19.6         3.6         23.2          24.1
1997*         12.3         1.3         13.6          14.7
------------------------------------------------------------

*Six months ended April 30, 1997.

See Financial Highlights table on page 13 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*
-----------------------------------------------------------------------------------------------
                                                                         10 YEARS
                           INCEPTION                         ----------------------------------
                             DATE       1 YEAR     5 YEARS     CAPITAL      INCOME      TOTAL
-----------------------------------------------------------------------------------------------
Windsor Fund              10/23/58      23.15%      17.78%      8.03%       4.68%        12.71%
-----------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

[PHOTO]

FINANCIAL STATEMENTS
APRIL 30, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.


----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
WINDSOR FUND                                         SHARES                 (000)
----------------------------------------------------------------------------------
COMMON STOCKS (96.2%)
----------------------------------------------------------------------------------
AUTO & TRANSPORTATION (11.9%)
#    AMR Corp.                                    2,483,000        $      231,229
#    America West Holdings Corp.                  2,102,300                32,323
     Chrysler Corp.                              22,675,800               680,274
#(1) Continental Airlines, Inc.
      Class B                                     2,965,500                94,155
(1)  Delta Air Lines, Inc.                        5,272,800               485,757
     Ford Motor Co.                              12,337,700               428,735
     The Goodyear Tire &
      Rubber Co.                                  3,400,000               178,925
#    Northwest Airlines Corp.
      Class A                                       470,200                18,279
     USFreightways Corp.                            491,500                13,209
                                                                   ---------------
                                                                        2,162,886
                                                                   ---------------
CONSUMER DISCRETIONARY (0.1%)
#    Ryerson Tull, Inc. Class A                   1,450,500                20,670
                                                                   ---------------
FINANCIAL SERVICES (20.0%)
     Aetna Inc.                                   2,831,400               258,011
     H.F. Ahmanson & Co.                          2,225,545                84,849
     Allstate Corp.                               4,378,100               286,766
     Bear Stearns Co., Inc.                       2,222,023                67,772
     Canadian Imperial Bank of
      Commerce                                    6,060,000               139,181
     CIGNA Corp.                                  1,418,100               213,247
     Chase Manhattan Corp.                        3,940,700               365,007
     Citicorp                                     8,796,400               990,695
     Dean Witter Discover & Co.                   1,620,200                61,973
     Equity Residential Properties
      Trust REIT                                  1,517,600                66,395
     First Union Corp.                            1,516,800               127,411
(1)  Golden West Financial Corp.                  5,652,100               367,387
(1)  Great Western Financial Corp.                7,736,786               324,945
     Horace Mann Educators Corp.                    423,500                19,852
     Mid Ocean Ltd.                                 287,300                13,180
     Pacific Century Financial Corp.                940,000                40,185
     PartnerRe Ltd.                               2,116,200                71,157
     St. Paul Cos., Inc.                            297,000                19,899
     U.S. Bancorp                                 1,494,800                85,017
     Washington Mutual Inc.                         382,000                18,766
                                                                   ---------------
                                                                        3,621,695
                                                                   ---------------
HEALTH CARE (1.8%)
#    Foundation Health Systems
      Class A                                     4,787,160               129,253
     Rhone-Poulenc Rorer, Inc.                    2,700,000               194,738
                                                                   ---------------
                                                                          323,991
                                                                   ---------------
INTEGRATED OILS (6.9%)
(1)  Cabot Oil & Gas Corp. Class A                2,255,200                37,775
(1)  Freeport-McMoRan Resource
      Partners, LP                                8,973,200               134,598
(1)  Lyondell Petrochemical Co.                   7,410,600               150,065
     Murphy Oil Corp.                             2,081,700                90,554
     Norsk Hydro AS ADR                           3,082,500               151,043
(1)  USX-Marathon Group                          18,575,200               513,140
(1)  Valero Energy Corp.                          3,054,500               107,289
     YPF SA ADR                                   2,200,400                60,786
                                                                   ---------------
                                                                        1,245,250
                                                                   ---------------
OTHER ENERGY (3.2%)
(1)  Burlington Resources, Inc.                  11,181,000               473,795
#    Enserch Exploration, Inc.                    2,490,800                22,106
     Ultramar Diamond
      Shamrock Corp.                              2,516,200                80,833
                                                                   ---------------
                                                                          576,734
                                                                   ---------------

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                     SHARES                 (000)
----------------------------------------------------------------------------------
MATERIALS & PROCESSING (23.8%)
(1)  AK Steel Holding Corp.                       2,604,400        $       94,410
     Akzo Nobel NV ADR                              412,500                26,709
     Alcan Aluminium Ltd.                         3,891,900               131,838
#    Alumax, Inc.                                 2,384,600                87,038
     Aluminum Co. of America                      5,632,400               393,564
(1)  Bowater Inc.                                 3,500,000               151,375
     British Steel PLC ADR                        3,103,200                69,046
#(1) Burlington Industries, Inc.                  5,989,300                61,390
(1)  Centex Construction Products                 2,211,200                40,907
(1)  Century Aluminum Co.                         2,000,000                33,000
(1)  Champion International Corp.                 6,300,000               292,950
     Deltic Timber Corp.                            538,171                13,656
     Eastman Chemical Co.                           504,200                25,714
(1)  Freeport-McMoRan, Inc.                       1,690,600                49,450
(1)  Geon Co.                                     2,480,000                54,250
(1)  Georgia Gulf Corp.                           3,705,300                89,854
(1)  Georgia-Pacific Corp.                        8,338,200               650,380
(1)  IMC Global Inc.                              5,861,300               216,135
(1)  Lafarge Corp.                                5,471,500               132,684
     Millenium Chemicals, Inc.                      530,500                 9,416
(1)  Mississippi Chemical Corp.                   1,956,600                43,045
(1)  Owens-Corning                                5,096,800               206,420
(1)  Reynolds Metals Co.                          6,373,400               432,595
     Rhone-Poulenc SA ADR                        13,290,472               450,215
     Rouge Steel Co. Class A                      1,368,600                21,555
     Southdown, Inc.                                165,300                 5,971
(1)  Stone Container Corp.                        9,470,000                95,884
#(1) Stormedia, Inc.                              1,305,600                16,483
(1)  Terra Industries, Inc.                       4,788,000                55,660
#    USG Corp.                                      585,000                20,036
(1)  Union Camp Corp.                             4,049,800               196,922
     Union Carbide Corp.                          3,098,300               154,528
                                                                   ---------------
                                                                        4,323,080
                                                                   ---------------
PRODUCER DURABLES (6.3%)
#    Beazer Homes USA, Inc.                         171,900                 2,385
(1)  Case Corp.                                   7,242,500               401,053
     Caterpillar, Inc.                            4,271,200               380,137
(1)  Continental Homes
      Holding Corp.                                 687,900                10,920
#    Gulfstream Aerospace Corp.                   3,052,600                77,841
     Lincoln Electric Co.                           139,200                 5,255
     Lincoln Electric Co. Class A                   529,600                16,947
(1)  MDC Holdings, Inc.                           1,298,600                10,713
     Nokia Corp. Pfd. ADR                         1,220,800                78,894
(1)  Standard Pacific Corp.                       1,750,000                14,000
(1)  Tecumseh Products Co.
      Class B                                       495,000                25,369
     Tektronix, Inc.                                852,800                46,158
#(1) Toll Brothers, Inc.                          2,408,700                43,959
#(1) U.S. Home Corp.                              1,100,000                27,087
                                                                   ---------------
                                                                        1,140,718
                                                                   ---------------
TECHNOLOGY (11.1%)
(1)  Advanced Micro Devices, Inc.                 9,307,300               395,560
#    Compaq Computer Corp.                        6,627,900               565,857
#(1) General Instrument Corp.                    11,636,000               271,991
#(1) S3, Inc.                                     4,535,200                43,084
#(1) Seagate Technology                          16,062,516               736,868
                                                                   ---------------
                                                                        2,013,360
                                                                   ---------------
UTILITIES (6.7%)
     AT&T Corp.                                  17,935,000               600,822
     CINergy Corp.                                3,972,100               132,072
     DQE Inc.                                       354,300                 9,788
(1)  ENSERCH Corp.                                6,077,500               119,271
     Sprint Corp.                                 2,583,000               113,329
     Texas Utilities Co.                          5,696,000               192,240
     Unicom Corp.                                 2,553,999                55,549
                                                                   ---------------
                                                                        1,223,071
                                                                   ---------------
OTHER (4.4%)
(1)  IPC Holdings Ltd.                            1,489,700                33,704
#    Kemira Oy ADR                                4,957,300                91,710
     LaSalle Re Holdings Ltd.                       272,900                 7,573
     Miscellaneous (3.7%)                                                 677,809
                                                                   ---------------
                                                                          810,796
                                                                   ---------------
FOREIGN
#    Rhone-Poulenc SA-A                             100,000                 3,375
                                                                   ---------------
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $13,985,499)                                                17,465,626
----------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
----------------------------------------------------------------------------------
     Atlantic Richfield Cvt. 9.00%
       (Convertible into Lyondell
       Petrochemical Co.)                           610,000                12,352
     Bethlehem Steel Corp. $5.00                     33,900                 1,716
----------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
     (COST $17,327)                                                        14,068
----------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.0%)
----------------------------------------------------------------------------------
COMMERCIAL PAPER (0.2%)
     MetLife Funding Inc.
      5.383%, 5/7/97                              $  21,591                21,568
     Southwestern Bell Telephone Co.
      5.447%, 5/6/97                                 20,000                19,982
                                                                   ---------------
                                                                           41,550
                                                                   ---------------

FEDERAL NATIONAL
     MORTGAGE ASSN. (0.2%)
     5.373%, 5/6/97                                  25,000                24,978
                                                                   ---------------

REPURCHASE AGREEMENT (1.6%)
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     5.31%, 5/1/97                                  294,403               294,403
----------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $360,942)                                                      360,931
----------------------------------------------------------------------------------
 TOTAL INVESTMENTS (98.3%)
     (COST $14,363,768)                                                17,840,625
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
WINDSOR FUND                                                                (000)
----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
----------------------------------------------------------------------------------
Other Assets--Notes C and F                                         $     665,620
Liabilities--Note F                                                      (356,461)
                                                                    --------------
                                                                          309,159
----------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------
Applicable to 1,027,951,769 outstanding
  $.01 par value shares
  (authorized 1,300,000,000 shares)                                   $18,149,784
==================================================================================

NET ASSET VALUE PER SHARE                                                  $17.66
==================================================================================

  *  See Note A in Notes to Financial Statements.
  #  Non-Income Producing Security.
 (1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $7,736,279,000.
ADR--American Depository Receipt.

----------------------------------------------------------------------------------
                                                       AMOUNT                 PER
                                                        (000)               SHARE
----------------------------------------------------------------------------------
AT APRIL 30, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------
Paid in Capital                                   $13,314,944              $12.96
Undistributed Net
  Investment Income                                   103,080                 .10
Accumulated Net
  Realized Gains                                    1,254,903                1.22
Unrealized Appreciation--
  Note E                                            3,476,857                3.38
----------------------------------------------------------------------------------
NET ASSETS                                        $18,149,784              $17.66
==================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------------
                                                                         WINDSOR FUND
                                                      SIX MONTHS ENDED APRIL 30, 1997
                                                                                (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                             $   170,130
   Interest                                                                    39,434
                                                                          ------------
      Total Income                                                            209,564
                                                                          ------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                10,920
      Performance Adjustment                                                   (3,214)
   The Vanguard Group--Note C
      Management and Administrative                                            17,831
      Marketing and Distribution                                                1,667
   Taxes (other than income taxes)                                                641
   Auditing Fees                                                                   10
   Shareholders' Reports                                                          190
   Annual Meeting and Proxy Costs                                                  28
   Directors' Fees and Expenses                                                    21
                                                                          ------------
      Total Expenses                                                           28,094
      Expenses Paid Indirectly--Note C                                         (2,408)
                                                                          ------------
      Net Expenses                                                             25,686
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         183,878
--------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                            1,256,083
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES     694,564
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $2,134,525
======================================================================================

*Dividend income and realized net gain from affiliated companies were $60,140,000 and $227,685,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the vincome was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------
                                                                                  WINDSOR FUND
                                                                   -------------------------------------
                                                                       SIX MONTHS                   YEAR
                                                                            ENDED                  ENDED
                                                                    APR. 30, 1997          OCT. 31, 1996
                                                                            (000)                  (000)
--------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                           $     183,878          $     396,076
   Realized Net Gain                                                   1,256,083              1,243,836
   Change in Unrealized Appreciation (Depreciation)                      694,564              1,366,247
                                                                   -------------------------------------
      Net Increase in Net Assets Resulting from Operations             2,134,525              3,006,159
                                                                   -------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                (195,447)              (406,918)
   Realized Capital Gain                                              (1,237,834)            (1,165,890)
                                                                   -------------------------------------
      Total Distributions                                             (1,433,281)            (1,572,808)
                                                                   -------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                              1,221,023              1,866,840
   Issued in Lieu of Cash Distributions                                1,367,495              1,499,031
   Redeemed                                                             (981,028)            (1,965,937)
                                                                   -------------------------------------
      Net Increase from Capital Share Transactions                     1,607,490              1,399,934
--------------------------------------------------------------------------------------------------------
   Total Increase                                                      2,308,734              2,833,285
--------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                15,841,050             13,007,765
                                                                   -------------------------------------
   End of Period                                                     $18,149,784            $15,841,050
========================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                 69,863                121,079
   Issued in Lieu of Cash Distributions                                   82,231                102,408
   Redeemed                                                              (56,616)              (127,266)
                                                                   -------------------------------------
      Net Increase in Shares Outstanding                                  95,478                 96,221
========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

---------------------------------------------------------------------------------------------------------------------------
                                                                                      WINDSOR FUND
                                                                                 YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED      ------------------------------------------------------------
THROUGHOUT EACH PERIOD                     APRIL 30, 1997        1996         1995        1994          1993          1992
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $16.99      $15.55       $14.55      $14.95        $12.37        $12.79
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                              .19         .43          .44         .44           .37           .49
   Net Realized and Unrealized Gain
      on Investments                                 2.02        2.85         1.86         .42          2.98           .50
                                                   ------------------------------------------------------------------------
      Total from Investment Operations               2.21        3.28         2.30         .86          3.35           .99
                                                   ------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income              (.21)       (.46)        (.44)       (.37)         (.39)         (.57)
   Distributions from Realized Capital Gains        (1.33)      (1.38)        (.86)       (.89)         (.38)         (.84)
                                                   ------------------------------------------------------------------------
      Total Distributions                           (1.54)      (1.84)       (1.30)      (1.26)         (.77)        (1.41)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $17.66      $16.99       $15.55      $14.55        $14.95        $12.37
===========================================================================================================================

TOTAL RETURN                                       13.57%      23.16%       17.80%       6.35%        28.29%         9.30%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)           $18,150     $15,841      $13,008     $11,406       $10,537        $8,250
   Ratio of Total Expenses to
      Average Net Assets--Note C                   0.32%*       0.31%        0.45%       0.45%         0.40%         0.26%
   Ratio of Net Investment Income to
      Average Net Assets                           2.12%*       2.75%        3.01%       3.11%         2.68%         3.89%
   Portfolio Turnover Rate                           61%*         34%          32%         34%           25%           32%
   Average Commission Rate Paid                    $.0559      $.0579          N/A         N/A           N/A           N/A
---------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard/Windsor Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the six months ended April 30, 1997, the advisory fee represented an effective annual basic rate of 0.13% of the Fund's average net assets before a decrease of $3,214,000 (an annual rate of 0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of directors. At April 30, 1997, the Fund had contributed capital of $1,465,000 to Vanguard (included in Other Assets), representing 7.3% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

    Vanguard has asked the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the six months ended April 30, 1997, these arrangements reduced the Fund's expenses by $2,408,000 (an annual rate of 0.03% of average net assets).

D. During the six months ended April 30, 1997, the Fund purchased $6,056,165,000 of investment securities and sold $4,632,060,000 of investment securities, other than U.S. government securities and temporary cash investments. Sales of U.S. government securities were $204,500,000.

E. At April 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $3,476,857,000, consisting of unrealized gains of $3,944,849,000 on securities that had risen in value since their purchase and $467,992,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at April 30, 1997, was $195,188,000, for which the Fund held cash collateral of $203,474,000.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
         Director of Sun Company, Inc., Westinghouse Electric Corp., and
         Global Health Care Partners/DLJ Merchant Banking Partners.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

Raymond J. Klapinsky, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

THE VANUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS

  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS

  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS

  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS

  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS

  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS

  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS

  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)


Q222-4/97

[PHOTO]

VANGUARD/
WINDSOR II

Semiannual Report
April 30, 1997


[THE VANGUARD GROUP LOGO]

[PHOTO]


THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION


At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.



                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       3


                                  Report From
                                  The Adviser

                                       5


                                  Performance
                                    Summary

                                       7


                                   Financial
                                   Statements

                                       8


                                 Directors And
                                    Officers

                               INSIDE BACK COVER



                       All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                    or Morningstar unless otherwise noted.

[PHOTO]


FELLOW SHAREHOLDER,


Vanguard/Windsor II provided a solid total return during the first six months of its 1997 fiscal year as the stock market extended its impressive-- albeit uneven--rise. During the period ended April 30, Windsor II's return of +11.9% outpaced that of the average competing fund but fell short of the return on the unmanaged Standard & Poor's 500 Composite Stock Price Index.

     The adjacent table compares the Fund's six-month total return (capital change plus reinvested dividends) with those of the S&P 500 Index--dominated by large, blue chip stocks--and the average value (growth and income) mutual fund, the group that best reflects the value-investing philosophy of Windsor II.

     Our Fund's return is based on an increase in net asset value from $24.04 per share on October 31, 1996, to $25.21 per share on April 30, 1997, with the latter figure adjusted for the reinvestment of a semiannual dividend of $0.43 per share from net investment income and distributions totaling $1.16 per share from net capital gains realized during 1996.

-----------------------------------------------
                               TOTAL RETURN
                             SIX MONTHS ENDED
                              APRIL 30, 1997
-----------------------------------------------
Vanguard/Windsor II              +11.9%
-----------------------------------------------
Average Value Fund               +10.8%
-----------------------------------------------
S&P 500 Index                    +14.7%
-----------------------------------------------

THE PERIOD IN REVIEW

A nearly ideal climate for common stocks--strong economic growth, rising corporate profits, and relatively low inflation--prevailed during the six months. Yet the stock market's robust overall advance was bumpy and not all sectors went along for the ride. Volatility was particularly manifest in the S&P 500 Index's decline of nearly -10% during the seven weeks that followed its record high on February 18. To the surprise of many observers, however, nearly all of the lost ground was retraced during the final three weeks of the period.

     Jitters about interest rates and inflation were the apparent causes of the brief slide. Although the Federal Reserve Board raised its target for short-term interest rates by a quarter-point to 5.50% on March 25, interest rates on balance were up only slightly during the six months (by amounts ranging from 0.08% on 90-day U.S. Treasury bills to roughly 0.30% for 10-year and 30-year Treasuries). The stock market's rebound late in the period stemmed from a combination of factors, including strong earnings reports by many key companies, a lessening of inflation fears, and an easing in interest rates. Whatever their causes, the price fluctuations served as a clear reminder of the volatility that is very much a part of investing in stocks. While stocks of the biggest companies continued to lead the market higher (the S&P 500 Index's return was nearly 14 percentage points higher than the scant +1.0% return on the rest of the U.S. stock market), a significant gap developed between large-capitalization value and growth stocks during the period. Over the six months, the S&P 500 Index's growth component provided a +17.5% return, well ahead of the +11.8% return for its value component. Returns on these two components have been similar over long periods, but have often diverged over shorter periods.

     The market's pronounced tilt toward growth stocks during the half-year was a major factor in Windsor II's shortfall versus the S&P 500 Index. Windsor II emphasizes value stocks--characterized by relatively low prices in relation to earnings, dividends, and book value--while the Index includes both value and growth stocks.

     More specifically, our performance relative to the Index was impeded by our characteristically low weighting in the market-leading technology sector (about 4% for our Fund, compared with about 12% for the Index). We should point out that most technology stocks, which typically have low dividend yields, are not candidates for inclusion in Windsor II. Our heavier weight and subpar stock selection in the utilities sector, a market laggard, also hampered our relative return. Finally, the drag of a nearly 10% cash position during a rising market also took its toll.

     On the positive side, our heavier-than-market weighting among financial-services companies (26% of the Fund's assets; 16% for the Index)-- coupled with fine stock selection in the sector--proved beneficial, as did our excellent selection of stocks in the health-care and the consumer discretionary and services sectors.

     As for our fairly good performance versus the average value mutual fund, our much-lower expenses (0.39% of average net assets in fiscal 1996 versus 1.23% for our average competitor) provide a significant--and consistent--edge. Also, by virtue of our emphasis on very large stocks, we believe we benefited from investors' recent preference for bigger stocks. The median market capitalization of Windsor II's stocks is about $24 billion, nearly two-thirds larger than that of the average value fund.

     Our philosophy of maintaining a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios and above-average dividend yields is carried out by a team of four managers, each having full discretion in managing a portion of the Fund's assets. The table above shows the allocation to each adviser as of April 30, 1997.

-------------------------------------------------------
                                   TOTAL ASSETS MANAGED
                                  ---------------------
                                  $ MILLION     PERCENT
-------------------------------------------------------
Barrow, Hanley, Mewhinney
  & Strauss, Inc.                  $12,179        68%
Equinox Capital Management, Inc.     1,763        10
Tukman Capital Management, Inc.      1,772        10
Vanguard Core Management Group       1,207         7
Cash Reserves*                         907         5
-------------------------------------------------------
Total                              $17,828       100%
-------------------------------------------------------

*Each adviser also may maintain a modest cash reserve.


IN SUMMARY

The sizable, sudden fluctuations in the stock market during the first half of our fiscal year reinforced the two key messages that we have repeatedly provided in our Reports to you.

     The first message, of course, is our emphasis on the importance of holding a balanced portfolio of stock funds, bond funds, and money market funds in proportions appropriate to your financial situation, tolerance for risk, and investment objectives. By making it easier to ride out episodes of market volatility, a balanced portfolio, in turn, helps investors to adhere to our second message: Always "stay the course" toward your long-term investment goals.

     We look forward to reporting to you on the full 1997 fiscal year six months hence.


/s/ JOHN C. BOYLE                              /S/ JOHN J. BRENNAN

John C. Bogle                                  John J. Brennan
Chairman of the Board                          President

May 19, 1997

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1997

U.S. EQUITY MARKETS

The U.S. stock market continued to perform solidly over the six months, reflecting a confidence based on moderate economic growth, quiescent inflation, and solid increases in corporate profits. While concern grew among some investors that continued economic expansion could lead to higher inflation, as of the period's end there was no confirmed sign that inflation had increased. The inflation fears nonetheless led to an erratic upward drift in interest rates amid the ongoing strong returns from domestic equities.

        Those strong returns have, however, been concentrated in the shares of large companies. The Standard & Poor's 500 Composite Stock Price Index, for example, gained 14.7% over the six-month period, compared to a meager 1.6% gain for the Russell 2000 Index. In April alone, the S&P 500 Index beat the Russell 2000 Index by 5.7% (6.0% versus 0.3%). Larger companies have outperformed their smaller-capitalization counterparts fairly consistently since the end of 1993. There are a variety of theories as to why, including better earnings growth, greater productivity, and fewer negative earnings surprises.


------------------------------------------------------------------------
                                                  TOTAL RETURNS
                                           PERIODS ENDED APRIL 30, 1997
                                      ----------------------------------
                                      6 MONTHS      1 YEAR      5 YEARS*
------------------------------------------------------------------------
EQUITY
   S&P 500 Index                      14.7%         25.1%          17.1%
   Russell 2000 Index                  1.6           0.1           13.7
   MSCI-EAFE Index                     1.7          -0.6           10.9
------------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index         1.7%          7.1%           7.4%
   Lehman 10-Year Municipal
    Bond Index                         2.3           6.4            7.5
   Salomon 90-Day U.S. Treasury Bills  2.6           5.2            4.5
------------------------------------------------------------------------
OTHER
   Consumer Price Index                1.2%          2.5%           2.8%
------------------------------------------------------------------------

*Average annual.


    The recent gap in performance between large and small is particularly noticeable in two sectors: technology and health care. Over the past six months, technology issues in the S&P 500 Index have gained 26.3% while those in the Russell 2000 Index have dropped -11.9%. In health care, the S&P's holdings gained 17.6%, compared to a decline of -6.8% in the Russell 2000 Index. Within these sectors, the larger companies' dominant products and the predictable earnings they generate appear to be the primary difference.

     Financial-services firms, by contrast, have generally fared well regardless of size, with gains of 16.9% in the S&P 500 Index and 12.2% in the Russell 2000 Index since October. The strength of the economy, which helps to keep bad-debt levels at a minimum, and the overall growth of consumer credit have helped these stocks greatly.

U.S. FIXED-INCOME MARKETS

The erratic rise in interest rates during the past six months reflected rising and falling expectations regarding economic growth and inflation. During November, investors seemed to expect a slowing of growth, and the 10-year U.S. Treasury's yield declined from 6.38% to 6.04%. The same note's yield then rose to 6.67% in late January, riding a perception that growth was markedly stronger than analysts had expected. Then the pattern repeated itself, with the 10-year's rate falling to 6.26% in mid-February and rising to 6.90% at the end of March. In April, the consensus seemed to be shifting again, with the 10-year Treasury yield falling to 6.72%.

     There is a simple explanation for this interest rate seesaw. Many investors consider it a paradox that the economy has continued to expand at a robust pace accompanied by strong job growth and low unemployment--but no increase in inflation. Bond investors have therefore been particularly sensitive to economic reports that might reveal inflation to be creeping up at last. The data have been variable, tilting the consensus back and forth between expectations of higher or continued stable inflation rates. The most recent releases depict an exceptionally strong economy. For example, the U.S. economy expanded at a 5.6% rate in the first quarter with no inflationary pressures (e.g., declining producer prices and an increase of only 2.5% in employment costs).

     The net result for bond investors has been mediocre returns. The 1.7% generated by the Lehman Brothers Aggregate Bond Index over the past six months, for example, consists of an income return of 3.4% and a capital decline of -1.7%, reflecting the modest increase in interest rates. During this period, investors who favored shorter-maturity and higher-quality issues achieved somewhat better returns. Mortgage-backed securities performed well on a relative basis, as higher rates led to fewer mortgage refinancings. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

With the dollar strengthening by 10% to 16% against most major currencies, U.S. investors who held foreign equities faced a headwind during the past six months. (The major exception was the pound sterling, which was effectively unchanged against the dollar.) The Morgan Stanley Capital International-Europe, Australasia, Far East Index gained 1.7% in dollar terms, while in local terms the return was 11.2%. Those who favored Europe over the Pacific region did not feel the pain as much, due to the strong (23.1%) return generated by the local markets. For U.S. investors, European markets provided 11.9%. The strength of the European markets can be attributed to several factors, including (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

     Investors with a focus in the Pacific markets were less fortunate, as illustrated by the weak Japanese market, which fell -3.2% (a -13.2% drop for dollar-based investors). Despite positive news, including reports of growth in exports, lower inventories, and higher industrial production, the focus in the Japanese market has been the poor quality of many banks' balance sheets and the likely effects of an increase in the consumption tax. However, according to some observers, the level of economic activity seems to be improving now in Japan.

[PHOTO]

REPORT FROM THE ADVISER

The results from Vanguard/Windsor II for the first half of fiscal 1997 were disappointing. Even with a return of 11.9% for the six months ended April 30 (beating both the Standard & Poor's/BARRA Value Index return of 11.8% and the 10.8% return on the average growth and income fund), we lagged the 14.7% return achieved by the S&P 500 Index. For more details on performance results for this six-month period, see the Message To Shareholders, which begins on page 1.

     Throughout the current economic expansion--now in its seventh year--activity has vacillated between moderate growth and very surprising strength. Thus far in 1997, the pace of economic growth has been much better than one would expect from a cycle that is, by historical standards, somewhat long in the tooth. This is particularly true in light of the recent movement by monetary authorities toward greater restraint.

     The Federal Reserve Board, consistent with the pronouncements of Chairman Alan Greenspan on an overly exuberant equity market, has started to raise interest rates. Thus far, this action has only made stocks more volatile and markets more focused. The vast majority of stocks are lagging the very largest companies, something of a replay of the "nifty 50" stocks that dominated the equity market in the early 1970s. For the past several quarters, the number of companies reporting disappointing results has been greater than those with positive surprises. If one is unfortunate enough to own the stock of one of the underachievers, the "reward" is usually an immediate price drop of -15% to -25% or more. This sort of reaction is unusual in rising markets.

     Mr. Greenspan is worried about the huge stock market advance enabling investors to cash out significant assets with a view to spending at least a portion of the proceeds on goods and services. Such activity, if it were widespread, would move the economy into a demand-pull phase of higher prices (i.e., inflation). If this concern is well-founded, we doubt that a modest increase in rates is the last we would hear about the matter. Stay tuned for the likelihood of more volatility and the potential of lower stock prices.

     In the end, however, price levels for common stocks will be driven by economic results and earnings. Restructuring moves over the past few years have set the stage for a significant expansion in business profitability. With the price/earnings multiples of stocks at relatively high levels for this stage of an economic recovery, it is corporate profitability that will determine the ultimate level of equity prices.

     The agreement between the President and congressional leaders to balance the budget is being viewed positively by investors. However, it is difficult to envision Washington giving its final blessing to two other much-discussed political topics of importance to investors: the possibility of any significant cut in capital gains tax rates without some limitations based on income levels and the revamping of the Social Security system to allow a meaningful exposure to the stock market.

     Since our last letter, the Fund has slightly decreased its holdings in banks and pharmaceuticals and increased its investments in energy, electric utilities, and telephone companies.

INVESTMENT PHILOSOPHY

     The Fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios, above-average dividend yields, and the prospect of above-average total return.

     We believe our portfolio is well positioned to generate adequate returns, but we believe that it also possesses defensive characteristics.

Barrow, Hanley, Mewhinney & Strauss, Inc.

May 12, 1997

PERFORMANCE SUMMARY


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.


WINDSOR II
TOTAL INVESTMENT RETURNS: JUNE 24, 1985-APRIL 30, 1997
------------------------------------------------------
                      WINDSOR II              S&P 500
FISCAL     CAPITAL      INCOME      TOTAL      TOTAL
YEAR       RETURN       RETURN      RETURN     RETURN
------------------------------------------------------
1985        -0.9%        1.1%         0.2%        1.8%
1986        31.2         4.4         35.6        33.2
1987        -0.6         1.5          0.9         6.4
1988        14.5         6.0         20.5        14.8
1989        19.5         5.2         24.7        26.4
1990       -21.5         4.0        -17.5        -7.5
1991        29.4         7.2         36.6        33.5
1992         7.9%        4.6%        12.5%       10.0%
1993        15.8         3.7         19.5        14.9
1994        -0.8         3.0          2.2         3.9
1995        19.2         3.9         23.1        26.4
1996        23.8         3.4         27.2        24.1
1997*       10.0         1.9         11.9        14.7
------------------------------------------------------

*Six months ended April 30, 1997.
See Financial Highlights table on page 13 for dividend and capital gains information for the past five years.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*
-----------------------------------------------------------------------------------------
                                                                         10 YEARS
                                  INCEPTION                      ------------------------
                                    DATE     1 YEAR    5 YEARS    CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------
Windsor II                         6/24/85   18.10%    17.08%      8.74%    4.35%  13.09%
-----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
APRIL 30, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II                                                    SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (90.3%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION(3.2%)
#    AMR Corp.                                                48,600 $    4,526
     Burlington Northern
      Santa Fe Corp.                                          73,100      5,757
     CSX Corp.                                             1,340,200     62,487
     Chrysler Corp.                                          228,700      6,861
     Delta Air Lines, Inc.                                    38,800      3,574
     Fleetwood Enterprises, Inc.                             439,200     11,584
     Ford Motor Co.                                       12,010,500    417,365
     General Motors Corp.                                    439,200     25,419
     The Goodyear Tire & Rubber Co.                           97,900      5,152
#    Halter Marine Group, Inc                                 67,477      1,324
     Illinois Central Corp.                                   20,400        678
     Newport News Shipbuilding Inc.                          661,340      9,920
     Norfolk Southern Corp.                                  133,000     11,953
#    UAL Corp.                                                46,600      3,466
                                                                      ---------
                                                                        570,066
                                                                      ---------
CONSUMER DISCRETIONARY (7.1%)
#    Boston Chicken, Inc.                                    111,000      2,636
     Dayton-Hudson Corp.                                     159,900      7,196
     Deluxe Corp.                                            207,300      6,349
     Dillard Department Stores
      Class A                                                148,100      4,573
     The Walt Disney Co.                                   1,292,944    106,021
     R.R. Donnelley & Sons Co.                               109,400      3,747
     Eastman Kodak Co.                                     4,354,300    363,584
     Gannett Co., Inc.                                     1,548,800    135,133
#(1) Kmart Corp.                                          27,928,700    380,529
     Maytag Corp.                                            254,400      5,819
     Russell Corp.                                           175,900      4,881
     Sears, Roebuck & Co.                                  1,604,200     77,002
     Wal-Mart Stores, Inc.                                 3,667,500    103,607
     Washington Post Co. Class B                              10,200      3,664
     Whirlpool Corp.                                       1,280,600     59,868
#    Woolworth Corp.                                         139,200      2,993
                                                                      ---------
                                                                      1,267,602
                                                                      ---------
CONSUMER STAPLES (7.1%)
     American Stores Co.                                      72,600      3,303
     Anheuser-Busch Cos., Inc.                             6,406,400    274,674
     Great Atlantic & Pacific
      Tea Co., Inc.                                          127,700      3,177
     H.J. Heinz Co.                                        3,041,300    126,214
#    Imperial Tobacco Group ADR                            4,377,600     61,560
     Interstate Bakeries                                      50,700      2,630
     PepsiCo, Inc.                                         3,994,900    139,322
     Philip Morris Cos., Inc.                             14,114,800    555,770
     Sara Lee Corp.                                        2,536,700    106,541
                                                                      ---------
                                                                      1,273,191
                                                                      ---------
FINANCIAL SERVICES (23.5%)
     Aetna Inc.                                              839,900     76,536
     H.F. Ahmanson & Co.                                   2,197,600     83,784
     Allstate Corp.                                        6,554,022    429,288
     American Express Co.                                  4,299,508    283,230
     American International
      Group, Inc.                                          1,591,125    204,460
     AmSouth Bancorp                                         255,800     13,493
     Aon Corp.                                             2,216,450    147,394
     Banc One Corp.                                        1,414,000     59,918
     BankAmerica Corp.                                     2,945,823    344,293
     BankBoston Corp.                                        231,600     16,849
     CIGNA Corp.                                              89,000     13,383
#    CNA Financial Corp.                                      94,400      9,381
     Chase Manhattan Corp.                                 6,911,028    640,134

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                              SHARES      (000)
--------------------------------------------------------------------------------
     The Chubb Corp.                                       1,167,000     67,394
     Citicorp                                                285,600     32,166
     Dean Witter Discover & Co.                            1,916,000     73,287
     Fannie Mae                                            4,596,100    189,015
     First Chicago NBD Corp.                               6,413,871    360,780
     First Union Corp.                                       257,200     21,605
     Firstar Corp.                                           483,800     14,212
     Fleet Financial Group, Inc.                             329,500     20,100
     Loews Corp.                                             100,100      9,197
     Merrill Lynch & Co., Inc.                               814,600     77,591
     J.P. Morgan & Co., Inc.                                 202,2       20,599
     Northern Trust Corp.                                     17,472        778
     Norwest Corp.                                           385,100     19,207
     Old Republic International Corp.                         27,200        768
     PNC Bank Corp.                                        9,446,900    388,504
     Providian Corp.                                         161,200      9,309
     Regions Financial Corp.                                  51,800      2,940
     Salomon, Inc.                                           236,300     11,815
     Star Banc Corp.                                          24,300      1,033
     Student Loan Marketing Assn.                             95,800     11,328
     Travelers Group Inc.                                  7,102,873    393,322
     UnionBanCal Corp.                                        61,426      3,486
     Wells Fargo & Co.                                       489,200    130,494
                                                                      ---------
                                                                      4,181,073
                                                                      ---------

HEALTH CARE (3.9%)
     American Home Products Corp.                          1,664,800    110,293
     Beckman Instruments, Inc.                               162,700      6,833
     Becton, Dickinson & Co.                                 140,600      6,468
     Bristol-Myers Squibb Co.                              1,274,800     83,499
     Johnson & Johnson                                       376,100     23,036
     Pharmacia & Upjohn, Inc.                              3,849,100    114,030
     Rhone-Poulenc Rorer, Inc.                              128,800      9,290
#    Tenet Healthcare Corp.                                 242,300      6,300
     Warner-Lambert Co.                                    3,509,900    343,970
                                                                      ---------
                                                                        703,719
                                                                      ---------
INTEGRATED OILS (10.0%)
     Amoco Corp.                                           4,655,500    389,316
     Atlantic Richfield Co.                                  691,300     94,103
     Chevron Corp.                                           203,900     13,967
     Exxon Corp.                                           9,413,600    533,045
     Mobil Corp.                                             481,500     62,595
     Phillips Petroleum Co.                                8,346,200    328,632
     Royal Dutch Petroleum Co. ADR1,                         918,300    345,774
     Texaco Inc.                                             196,800     20,762
     USX-Marathon Group                                       21,400        591
                                                                      ---------
                                                                      1,788,785
                                                                      ---------
OTHER ENERGY (4.0%)
     Burlington Resources, Inc.                              186,300      7,894
     Occidental Petroleum Corp.                           15,529,000    343,579
#    Reading & Bates Corp.                                    63,500      1,421
     Schlumberger Ltd.                                     3,166,900    350,734
#    Western Atlas, Inc.                                      42,100      2,610
                                                                      ---------
                                                                        706,238

MATERIALS & PROCESSING (3.4%)
     Archer-Daniels-Midland Co.                              877,430     16,123
     E.I. du Pont de Nemours & Co.                           272,800     28,951
     Eastman Chemical Co.                                  2,723,950    138,921
     Ethyl Corp.                                              78,000        712
     The BFGoodrich Co.                                      521,600     20,799
     M.A. Hanna Co.                                          360,800      7,532
     James River Corp.                                     2,343,700     70,018
     Kimberly-Clark Corp.                                    315,600     16,175
     The Mead Corp.                                          183,300     10,288
(1)  Millenium Chemicals, Inc.                             3,962,442     70,333
     Morton International, Inc.                              148,300      6,210
#    Owens-Illinois, Inc.                                     96,700      2,611
     Phelps Dodge Corp.                                      152,900     11,735
     Schuller Corp.                                          413,600      4,033
     The Timken Co.                                           75,700      4,400
     USX-U.S. Steel Group                                    100,500      2,940
     Union Carbide Corp.                                     130,300      6,499
(1)  Witco Chemical Corp.                                  5,032,000    188,071
                                                                      ---------
                                                                        606,351
                                                                      ---------
PRODUCER DURABLES (3.6%)
     The Boeing Co.                                          644,700     63,584
     Deere & Co.                                              31,600      1,454
     General Signal Corp.                                     26,500      1,040
     Harnischfeger Industries Inc.                           191,600      7,975
     Honeywell, Inc.                                       3,706,000    261,736
     Pitney Bowes, Inc.                                      137,600      8,806
     Tecumseh Products Co. Class A                           139,800      7,549
     Tektronix, Inc.                                          44,200      2,392
     Thomas & Betts Corp.                                    302,200     13,712
     United Technologies Corp.                               181,600     13,733
     Xerox Corp.                                           4,226,421    259,925
                                                                      ---------
                                                                        641,906
                                                                      ---------
TECHNOLOGY (3.9%)
#    Compaq Computer Corp.                                  164,500      14,044
     Electronic Data Systems Corp.                        2,677,400      89,358
     Intel Corp.                                            471,000      72,063
     International Business
      Machines Corp.                                      3,131,700     503,421
#    NCR Corp.                                               26,456         767
#    Storage Technology Corp.                               214,300       7,527
#    Western Digital Corp.                                    5,400         333
                                                                      ---------
                                                                        687,513
                                                                      ---------
UTILITIES (11.2%)
     AT&T Corp.                                           1,799,700      60,290
     Ameritech Corp.                                        348,800      21,320
     Boston Edison Co.                                      288,800       7,364
     CMS Energy Corp.                                       248,900       7,903
(1)  Centerior Energy Corp.                               8,912,900      89,129
     Central & South West Corp.                           3,503,200      70,502
     Century Telephone
      Enterprises, Inc.                                     296,800       8,867
     Consolidated Edison Co. of
      New York, Inc.                                        425,800      11,816
     DTE Energy Co.                                         344,800       9,223
     Edison International                                   492,700      10,347
#    Energy Group PLC ADR                                 3,371,250     105,773
     Entergy Corp.                                       10,352,200     241,983
     GPU Inc.                                               236,300       7,621
     GTE Corp.                                              432,500      19,841
     Houston Industries, Inc.                             4,596,100      91,922
     MCI Communications Corp.                             1,715,000      65,170
     NGC Corp.                                              108,500       1,912
     New York State Electric
      & Gas Corp.                                           454,000       9,534
     Niagara Mohawk Power Corp.                             361,500       3,073


--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II                                                   SHARES        (000)
--------------------------------------------------------------------------------
     NYNEX Corp.                                            341,300      17,662
     Ohio Edison Co.                                      2,705,000      54,100
     Public Service Enterprise
      Group Inc.                                          4,287,800     103,443
     SBC Communications Inc.                              5,548,999     307,969
     Southern Co.                                           340,000       6,927
     Southern New England
      Telecommunications Corp.                              188,900       6,895
     Texas Utilities Co.                                    300,400      10,138
#    360 Communications Co.                                 433,500       7,532
(1)  Unicom Corp.                                        12,598,300     274,013
#    U.S. Cellular Corp.                                    220,800       5,520
     U S WEST Communications
      Group                                              10,463,000     367,513
                                                                      ---------
                                                                      2,005,302
                                                                      ---------
OTHER (9.4%)
     Brunswick Corp.                                         91,800       2,593
     Cooper Industries, Inc.                                 19,000         874
     Crane Co.                                               61,300       2,291
(1)  Dresser Industries, Inc.                            10,062,800     300,626
     General Electric Co.                                 1,356,300     150,380
     Hanson PLC ADR                                       3,371,250      81,753
     Harris Corp.                                            63,200       5,404
(1)  ITT Industries, Inc.                                 7,263,200     183,396
#    Litton Industries, Inc.                                261,800      11,094
     Minnesota Mining &
      Manufacturing Co.                                      70,500       6,133
     Raytheon Co.                                         6,360,500     277,477
     Tenneco, Inc.                                        7,342,900     292,798
     Trinity Industries, Inc.                               193,900       5,090
     Westinghouse Electric Corp.                         20,903,000     355,351
                                                                      ---------
                                                                      1,675,260
                                                                      ---------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $11,451,060)                                                 16,107,006
-------------------------------------------------------------------------------
                                                               FACE
                                                             AMOUNT
                                                              (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.0%)
-------------------------------------------------------------------------------
U.S. TREASURY BILL
(2) 5.21%, 7/24/97                                      $     1,600       1,581
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.31%, 5/1/97                                           1,596,402   1,596,402
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $1,597,982)                                                   1,597,983
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
  (COST $13,049,042)                                                 17,704,989
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
                                                                          (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
-------------------------------------------------------------------------------
Other Assets--Notes C and F                                           $ 250,322
Liabilities--Note F                                                    (127,245)
                                                                     ----------
                                                                        123,077
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 707,042,577 outstanding
  $.01 par value shares
  (authorized 900,000,000 shares)                                   $17,828,066
===============================================================================

NET ASSET VALUE PER SHARE                                                $25.21
===============================================================================

 * See Note A in Notes to Financial Statements.
 # Non-Income Producing Security.
(1)Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.
(2)Security segregated as initial margin for open futures contracts.
   ADR--American Depository Receipt.

-----------------------------------------------------------------------------
 AT APRIL 30, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------
                                                            AMOUNT        PER
                                                             (000)      SHARE
-----------------------------------------------------------------------------
 Paid in Capital                                       $12,208,423     $17.27
 Undistributed Net
  Investment Income                                        136,903        .19
 Accumulated Net
  Realized Gains                                           826,621       1.17
 Unrealized Appreciation--Note E
  Investment Securities                                  4,655,947       6.58
  Futures Contracts                                            172         --
-----------------------------------------------------------------------------
 NET ASSETS                                            $17,828,066     $25.21
=============================================================================

                                     10

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.


===============================================================================
                                                                     WINDSOR II
                                                SIX MONTHS ENDED APRIL 30, 1997
                                                                          (000)
===============================================================================
INVESTMENT INCOME
INCOME
   Dividends                                                          205,326
   Interest                                                            36,159
                                                                   ----------
      Total Income                                                    241,485
                                                                   ----------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                        10,463
      Performance Adjustment                                            1,374
   The Vanguard Group--Note C
      Management and Administrative                                    17,597
      Marketing and Distribution                                        1,744
   Taxes (other than income taxes)                                        612
   Custodian Fees                                                          26
   Auditing Fees                                                           10
   Shareholders' Reports                                                  221
   Annual Meeting and Proxy Costs                                          39
   Directors' Fees and Expenses                                            21
                                                                   ----------
      Total Expenses                                                   32,107
      Expenses Paid Indirectly--Note C                                   (957)
                                                                   ----------
      Net Expenses                                                     31,150
-----------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 210,335
-----------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                         827,057
   Futures Contracts                                                    2,479
-----------------------------------------------------------------------------
REALIZED NET GAIN                                                     829,536
-----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                              746,224
   Futures Contracts                                                     (218)
-----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      746,006
-----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $1,785,877
=============================================================================


STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.



------------------------------------------------------------------------------------------
                                                                       WINDSOR II
                                                            ------------------------------
                                                                SIX MONTHS            YEAR
                                                                     ENDED           ENDED
                                                             APR. 30, 1997   OCT. 31, 1996
                                                                     (000)           (000)
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations

   Net Investment Income                                       $   210,335   $   362,868
   Realized Net Gain                                               829,536       714,637
   Change in Unrealized Appreciation (Depreciation)                746,006     1,828,051
                                                             ----------------------------
      Net Increase in Net Assets Resulting from Operations       1,785,877     2,905,556
                                                             ----------------------------
DISTRIBUTIONS
   Net Investment Income                                          (265,780)     (309,925)
   Realized Capital Gain                                          (716,991)     (352,517)
                                                             ----------------------------
      Total Distributions                                         (982,771)     (662,442)
                                                             ----------------------------
CAPITAL SHARE TRANSACTIONS (1)
   Issued                                                        2,578,252     3,658,017
   Issued in Lieu of Cash Distributions                            949,212       550,557
   Redeemed                                                     (1,260,390)   (1,965,967)
                                                             ----------------------------
      Net Increase from Capital Share Transactions               2,267,074     2,242,607
-----------------------------------------------------------------------------------------
   Total Increase                                                3,070,180     4,485,721
-----------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                          14,757,886    10,272,165
                                                             ----------------------------
   End of Period                                               $17,828,066   $14,757,886
=========================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                          104,257       166,158
   Issued in Lieu of Cash Distributions                             40,085        26,223
   Redeemed                                                        (51,064)      (90,590)
                                                             ----------------------------
      Net Increase in Shares Outstanding                            93,278       101,791
=========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

------------------------------------------------------------------------------------------------------
                                                                       WINDSOR II
                                                                  YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING            SIX MONTHS ENDED    -----------------------------------------------
THROUGHOUT EACH PERIOD               APRIL 30, 1997     1996      1995      1994     1993        1992
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $24.04    $20.06   $17.33    $17.98   $15.75      $15.07
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                        .31       .62      .58       .55      .50         .56
   Net Realized and Unrealized Gain (Loss)
      on Investments                           2.45      4.63     3.17      (.19)    2.47        1.17
                                             ---------------------------------------------------------
      Total from Investment Operations         2.76      5.25     3.75       .36     2.97        1.73
                                             ---------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income        (.43)     (.58)    (.55)     (.51)    (.52)       (.61)
   Distributions from Realized Capital Gains  (1.16)     (.69)    (.47)     (.50)    (.22)       (.44)
                                             ---------------------------------------------------------
   Total Distributions                        (1.59)    (1.27)   (1.02)    (1.01)    (.74)      (1.05)
------------------------------------------------------------------------------------------------------
NET ASSET vALUE, End of Period               $25.21    $24.04   $20.06    $17.33   $17.98      $15.75
======================================================================================================

TOTAL RETURN                                 11.91%    27.17%   23.08%     2.22%   19.51%      12.50%
======================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)     $17,828   $14,758  $10,272    $8,246   $7,486      $4,878
   Ratio of Total Expenses to
      Average Net Assets                     0.39%*     0.39%    0.40%     0.39%    0.39%       0.41%
   Ratio of Net Investment Income to
      Average Net Assets                     2.56%*     2.92%    3.27%     3.26%    3.11%       3.72%
   Portfolio Turnover Rate                     32%*       32%      30%       24%      26%         23%
   Average Commission Rate Paid              $.0533    $.0483      N/A       N/A      N/A         N/A
------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard/Windsor II is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES: The Fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, Inc.; and Tukman Capital Management, Inc. provide investment advisory services to the Fund for fees calculated at an annual percentage rate of average net assets. The basic fees thus computed for Barrow, Hanley, Mewhinney & Strauss, Inc. are subject to quarterly adjustments based on performance relative to the S&P/BARRA Value Index; such fees for Equinox Capital Management, Inc. are subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index; such fees for Tukman Capital Management, Inc. are subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the six months ended April 30, 1997, the aggregate investment advisory fee represented an effective annual rate of 0.13% of average net assets before an increase of $1,374,000 (an annual rate of 0.02%) based on performance.

     The Vanguard Group provides investment advisory services to a portion of the Fund on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of directors. At April 30, 1997, the Fund had contributed capital of $1,407,000 to Vanguard (included in Other Assets), representing 7.0% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

    Vanguard has asked the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the six months ended April 30, 1997, these arrangements reduced the Fund's expenses by $957,000 (an annual rate of 0.01% of average net assets).

D. During the six months ended April 30, 1997, the Fund purchased $3,269,925,000 of investment securities and sold $2,385,444,000 of investment securities, other than temporary cash investments.

E. At April 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $4,655,947,000, consisting of unrealized gains of $4,954,419,000 on securities that had risen in value since their purchase and $298,472,000 in unrealized losses on securities that had fallen in value since their purchase.

    At April 30, 1997, the aggregate settlement value of open S&P 500 Index futures contracts expiring in June 1997, and the unrealized appreciation on those contracts were $30,908,000 and $172,000, respectively.

F. The market value of securities on loan to broker/dealers at April 30, 1997, was $4,367,000, for which the Fund held cash collateral of $4,469,000.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group,
          Inc. and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
          Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer
          Inc.; Director of Sun Company, Inc., Westinghouse Electric Corp., and Global Health Care Partners/DLJ Merchant Banking Partners.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea
          Co., Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
          American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
          University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
          NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
          Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
          Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
          Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.;
          Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer



[THE VANGUARD GROUP LOGO]


Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Growth and Income Portfolio
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard International Value Portfolio

INDEX FUNDS
   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Treasury Money Market Portfolio
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY, OH, PA)


Q732-4/97